UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2022

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Explanatory Note

As previously disclosed, on November 10, 2021, Ventoux CCM Acquisition Corp. (“VTAQ”), Ventoux Merger Sub I Inc. (“Ventoux Merger Sub I”), Ventoux Merger Sub II LLC (“Ventoux Merger Sub II”), and E La Carte, Inc. (“Legacy Presto”) entered into an Agreement and Plan of Merger, as amended on April 1, 2022 and July 25, 2022 (the “Merger Agreement”), pursuant to which, among other transactions, on September 21, 2022 (the “Closing Date”), Ventoux Merger Sub I merged with and into Legacy Presto (the “First Merger”), with Legacy Presto surviving as a wholly-owned subsidiary of VTAQ (the “Surviving Corporation”), and immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation merged with and into Ventoux Merger Sub II (the “Second Merger”), with Ventoux Merger Sub II surviving as a wholly-owned subsidiary of VTAQ (the First Merger and Second Merger, together with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the closing of the Business Combination, VTAQ changed its name to “Presto Automation Inc.” (referred to herein as the “Company” or “New Presto”).

(a) Dismissal of independent registered public accounting firm

On October 27, 2022, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) approved the dismissal of Withum Smith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm.

Withum’s report of independent registered public accounting firm on VTAQ’s financial statements as of December 31, 2021, and for the fiscal years ended December 31, 2021 and December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles except for an explanatory paragraph regarding substantial doubt about VTAQ’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021 and 2020, and during the subsequent interim period through October 27, 2022, there were no disagreements with Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the VTAQ’s financial statements for such period.

During the years ended December 31, 2021 and 2020, and during the subsequent interim periods through October 27, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended) other than the material weakness in internal controls identified by management related to the classification of a portion of VTAQ’s Class A Common Stock in permanent equity rather than temporary equity, which resulted in the restatement of VTAQ’s consolidated financial statements for the year ended December 31, 2021 as set forth in VTAQ’s Form 10-K/A for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2021, and for the quarters ended March 31, 2021 and June 30, 2021, as set forth in VTAQ’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021, as filed with the SEC on December 6, 2021.

The Company has provided Withum with a copy of the foregoing disclosures and requested that Withum furnish the Company with a letter addressed to the SEC stating whether Withum agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated November 2, 2022, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

On October 27, 2022, the Audit Committee approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending June 30, 2023. Moss Adams previously served as the independent registered public accounting firm of Legacy Presto prior to the Business Combination. During the years ended June 30, 2022 and 2021, and the subsequent interim period through October 27, 2022, neither the Company nor anyone on its behalf consulted Moss Adams with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Withum Smith+Brown, PC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Ashish Gupta
	Name:	Ashish Gupta
	Title:	Chief Financial Officer

Dated: November 2, 2022

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